Supplement dated April 25, 2018
to the Prospectus and Summary Prospectus, each as supplemented, of the following fund (the Fund):
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust II
Columbia Select Large-Cap Value Fund	10/1/2017
Effective May 1, 2018 (the Effective Date), the portfolio manager information under the caption “Fund Management” in the "Summary of the Fund" section is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Richard Rosen	Senior Portfolio Manager	Lead Portfolio Manager	1997
Richard Taft	Portfolio Manager	Portfolio Manager	2016
The rest of the section remains the same.
As of the Effective Date, the portfolio manager information under the caption “Primary Service Providers - Portfolio Managers” in the "More Information About the Fund" section is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Richard Rosen	Senior Portfolio Manager	Lead Portfolio Manager	1997
Richard Taft	Portfolio Manager	Portfolio Manager	2016
Mr. Rosen joined one of the Columbia Management legacy firms or acquired business lines in 2008. Mr. Rosen began his investment career in 1982 and earned a B.A. from Brandeis University and an M.B.A. from New York University.
Mr. Taft joined the Investment Manager in 2011. Mr. Taft began his investment career in 1997 and earned a B.A. and an M.B.A. from the University at Buffalo.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP216_05_004_(04/18)